UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 5, 2013

Commission file number 000-54614

CELLULAR CONCRETE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54612	45-4511068
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Pacifica Drive, Suite 130, Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949-769-6522)

1840 Gateway Drive, Suite 200, Foster City, CA 94404
(Former name or former address, if changed since last report)
(Address of Principal Offices)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 4, 2013, the Company entered into an amended Licensing Agreement with Cellular Concrete Technologies, LLC., Licensor of the Company’s concrete technology. Pursuant to which the terms of the agreement were clarified.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 – Licensing Agreement Amendment dated November 4, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2013

Cellular Concrete Technologies, Inc.

By: /s/ Paul Falco
Name: Paul Falco
Title: Chief Executive Officer